COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

23. COMMITMENTS AND CONTINGENCIES

a)    Contractual obligations with franchisees

        The Group establishes franchise arrangements with franchisees in the PRC to grant trademark of "CENTURY 21®" for a contractual period and receives recurring franchise fees throughout the period. The Group is obligated to provide ongoing support to franchisees for the operation of "CENTURY 21®" system and provide operational guidance and training to franchisees.

b)    Operating lease commitments

        The Group has operating lease agreements principally for its administrative offices and real estate brokerage stores. These leases expire by 2015 and are renewable upon negotiation. Rental expenses under operating leases for the years ended December 31, 2009, 2010 and 2011 were RMB72.4 million, RMB127.3 million and RMB180.8 million, respectively.

        Future minimum lease payments under these non-cancellable operating lease agreements as of December 31, 2011 are as follows (in RMB thousands):

For the year ending December 31,
2012	107,962
2013	73,076
2014	33,373
2015	14,804
2016	2,913
2017	134

Total	232,262

c)     Minimum Service Fees

        The Group is required to pay annual minimum service fees to Realogy for the licensing of the CENTURY 21® brand to 2025. The minimum service fees is the greater of the minimum of US$100,000 (approximately RMB629,390) or an amount calculated by multiplying US$500 (approximately RMB3,147) by the number of sales offices in the Group's CENTURY 21® franchise network. The minimum service fees for future years are as follows (in RMB thousands):

2012	629
2013	629
2014	629
2015	629
2016	629
Thereafter	5,192

Total	8,337

d)    Litigation

        From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is likely to have a material adverse effect on the Group's financial position or results of operations. However, litigation is subject to inherent uncertainties and the Group's view of these matters may change in the future. When an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Group's financial position and results of operations for the periods in which the unfavorable outcome occurs, and potentially in future periods.

        GL Asia Mauritius II Cayman Ltd. ("GLA"), an affiliate of Avenue Capital and one of our shareholders, filed a petition on December 30, 2011 in the Grand Court of the Cayman Islands, the Company's jurisdiction of organization, to request an order to wind up the Company and other remedies. The Group, having consulted with its legal counsel, believes that there is no basis for any of GLA's claims, and that a winding up would not be the appropriate remedy for any of the claims made. The Group filed a summons to strike out GLA's petition on January 6, 2012, and is contesting GLA's petition.

e)    Contingent Consideration payable

        The contingent consideration payable arose from the Company's business acquisition of SG International Investments Limited in the second quarter of 2011 and is measured at fair value. The contingent consideration payable as of December 31, 2011 was RMB44.2 million (US$7.0 million).

f)     Long-term Deposits Payable

        The Group receives security deposits from franchisees which are recorded as long-term deposits payable. These deposits are refundable at the end of the franchise agreement period if the franchisees do not breach the franchise agreements. The long-term deposits payable as of December 31, 2011 were RMB12.2 million (US$1.9 million).